UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 4, 2006 (May 2, 2006)

                            Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


            Maryland                   001-13937             13-397-8906
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  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)


         40 East 52nd Street, New York, New York                 10022
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events(1)

On May 2, 2006, Anthracite Capital, Inc. (the "Company") issued a press release announcing that the Company had priced a new $417.0 million Collateralized Debt Offering. A copy of the press release issued by the Company is attached as
Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

99.1     Press Release issued by Anthracite Capital, Inc., dated May 2, 2006.



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  (1) This current report on Form 8-K is being filed to correct certain typographical errors pertaining to the filing date of the Company's current report on Form 8-K, filed May 3, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANTHRACITE CAPITAL, INC.


                                          By: /s/ James J. Lillis
                                              ----------------------------------
                                              Name:  James J. Lillis
                                              Title: Chief Financial Officer

                                              Dated: May 4, 2006

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                     Report dated May 4, 2006 (May 2, 2006)

EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release issued by Anthracite Capital, Inc., dated May 2,
                 2006.